Components of Property and Equipment (Detail) - USD ($) $ in Millions	Jun. 30, 2015	Jun. 30, 2014
Property, Plant and Equipment [Line Items]
Land	$ 769	$ 541
Buildings and improvements	10,800	8,867
Leasehold improvements	3,577	3,560
Computer equipment and software	13,612	11,430
Furniture and equipment	3,579	3,406
Total, at cost	32,337	27,804
Accumulated depreciation	(17,606)	(14,793)
Total, net	$ 14,731	$ 13,011